Mortgages Payable	12 Months Ended
Dec. 31, 2011
Mortgages Payable [Abstract]
Mortgages Payable

6.         Mortgages Payable

As part of the $1.02 billion invested in new properties during 2011, we assumed $67.4 million of mortgages payable to third-party lenders. These four mortgages are secured by the properties on which the debt was placed and are non-recourse. We expect to pay off the mortgages as soon as prepayment penalties and costs make it economically feasible to do so. We intend to continue our policy of primarily identifying property acquisitions that are free from mortgage indebtedness.

In aggregate, net premiums totaling $820,000 were recorded upon assumption of the mortgages at the time of the respective property acquisitions to account for above-market interest rates. Amortization of these net premiums is recorded as a reduction to interest expense over the remaining term of the respective notes, using a method that approximates the effective-interest method. These mortgages contain customary covenants, such as limiting our ability to further mortgage each applicable property or to discontinue insurance coverage, without the prior consent of the lender.

As a result of assuming these mortgages payable in 2011, we incurred deferred financing costs of $917,000 that were classified as part of other assets on our consolidated balance sheet.  The balance of these deferred financing costs at December 31, 2011, was $751,000, which is being amortized over the remaining term of each mortgage.

The following is a summary of our mortgages payable as of December 31, 2011 (principal balance, unamortized premiums (discounts) and mortgage payable balances in thousands):

Tenant Name	Stated Interest Rate(1)	Effective Interest Rate	Maturity Date(2)	Remaining Principal Balance(2)	Amortized Premium (Discount) Balance	Mortgage Payable Balance
T-Mobile USA, Inc. (3)	5.89%	5.19%	5/6/12	$ 10,664	$ 26	$ 10,690
Aviall Services, Inc. (4)	6.25%	4.63%	12/1/13	12,410	314	12,724
Aviall Services, Inc. (4)	6.25%	5.09%	9/1/14	11,671	359	12,030
MeadWestvaco Corporation	4.73%	4.84%	6/10/15	23,625	(68)	23,557
Solae, LLC(4)(5)	8.26%	8.26%	12/28/13	4,510	--	4,510
Solae, LLC(4)(5)	8.26%	8.26%	12/28/13	4,270	--	4,270
				$ 67,150	$ 631	$ 67,781

(1)     With the exception of the MeadWestvaco Corporation mortgage, the mortgages are at fixed interest rates.  The MeadWestvaco Corporation mortgage is at a floating variable interest rate calculated as the sum of the current 1 month LIBOR plus 4.50%, not to exceed an all-in interest rate of 5.5%.

(2)     The mortgages require monthly payments, with a principal payment due at maturity.

(3)     We have notified the lender that the mortgage will be paid off on March 6, 2012, as allowed for in the agreement.

(4)     These are mortgages associated with one property occupied by the applicable tenant.

(5)     As part of the assumption of these mortgages payable related to our acquisition of Solae, LLC, we also assumed an $8.8 million note receivable, upon which we will receive interest income at a stated rate of 8.14% through December 28, 2013.